Exhibit 32.2

Certification Pursuant to 18 U.S.C. §1350,

as Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 10-K (the “Report”), of MoneyGram International, Inc. (the “Company”) for the period ended December 31, 2012, as filed with the Securities and Exchange Commission on the date hereof I, W. Alexander Holmes, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 4, 2013	/s/ W. Alexander Holmes
W. Alexander Holmes
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)